UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 21, 2022.

SOLITARIO ZINC CORP.
(Exact name of registrant as specified in its charter)

Colorado	001-32978	84-1285791
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

4251 Kipling Street, Suite 390

Wheat Ridge, CO 80033

(Address of principal executive offices)

Registrant’s telephone number, including area code: (303) 534-1030

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 par value	XPL	NYSE American

Indicate by checkmark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.07 Submission of Matters to a Vote of Security Holders.

On June 21, 2022, Solitario Zinc Corp. (“Solitario”) held its Annual Meeting of Shareholders at which holders of 33,396,907 shares of common stock or approximately 51.56% of the total outstanding shares eligible to vote as of the record date were present in person or by proxy. The three matters identified below were submitted to a vote of the shareholders. Each proposal is more fully described in Solitario’s definitive proxy statement filed with the Securities and Exchange Commission dated April 28, 2022.

1.	Election of Directors. Seven directors were elected to serve until the next annual meeting of shareholders or until their successors are elected and qualified, with each director receiving the votes below:

Number of Shares
Name	For	Against	Withheld	Broker Non-Votes
Brian Labadie	23,447,123	52,174	246,485	9,651,125
John Labate	23,144,964	354,020	246,798	9,651,125
James Hesketh	21,993,252	1,645,524	107,005	9,651,126
Christopher E. Herald	23,572,327	54,114	119,341	9,651,125
Gil Atzmon	22,144,213	1,269,348	332,221	9,651,125
Joshua D. Crumb	23,138,489	362,765	244,528	9,651,125
Debbie Mino-Austin	23,574,143	65,147	106,491	9,651,126

2.	Advisory Vote on Executive Compensation. The shareholders approved a resolution substantially as set forth below regarding the compensation of Solitario’s named executive officers with 23,328,557 shares voting for (98.24% of shares voting), 417,223 shares voting against, and 9,651,127 broker non-votes.

“RESOLVED THAT: Solitario shareholders approve the compensation of Solitario’s named executive officers, as disclosed in the Company’s proxy statement, dated April 28, 2022, pursuant to the compensation disclosure rules of the Securities and Exchange Commission set forth in Item 402 of Regulation S-K, including, but not limited to, the Compensation Discussion and Analysis, the compensation tables, and any related material disclosed in the proxy statement for the 2022 annual meeting.”

3.	Appointment of Auditors. The appointment of Plante Moran PLLC as Solitario’s auditors for fiscal year 2022 was ratified with 32,837,362 shares voting for (98.32% of shares voting), 215,748 shares voting against, 343,797 shares voting to abstain, and no broker non-votes.

ITEM 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Description of Exhibit
99.1	Press Release, dated June 22, 2022, announcing the Voting Results of Solitario’s Annual Meeting held June 21, 2022

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

June 22, 2022

Solitario Zinc Corp.

By:	/s/ James R. Maronick
James R. Maronick, Chief Financial Officer

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